Filing pursuant to Rule 497(e) for The Hirtle Callaghan Trust
1933 Act File No. 33-87762
1940 Act File No. 811-8918


                           THE HIRTLE CALLAGHAN TRUST
                            SUPPLEMENT OF MAY 6, 1998
                                TO THE PROSPECTUS
                            DATED SEPTEMBER 15, 1997

THE INTERNATIONAL EQUITY PORTFOLIO: ADVISORY ARRANGEMENTS.
----------------------------------------------------------
At a Meeting of the Board of Trustees ("Board") held on May 5, 1998, the Board approved a new fee schedule for the International Equity Portfolio. Under the new schedule, Brinson Partners, Inc. ("Brinson") will receive an annual fee from the Portfolio, payable monthly and calculated as follows: .40% of the Portfolio's average net assets of $200 million or less; .35% of average net assets over $200 million up to $300 million; and .30% on assets over $300 million. As of May 5, 1998, the total assets of the Portfolio were approximately $230 million. Brinson has served as the Investment Manager for The International Equity Portfolio since the Portfolio commenced operations in August 1995.


THE SMALL CAPITALIZATION EQUITY PORTFOLIO: ADVISORY ARRANGEMENTS.
-----------------------------------------------------------------
At a Special Meeting of the Board held on March 18, 1998, the Board approved the engagement of Geewax, Terker & Co. ("Geewax") to serve as an Investment Manager for The Small Capitalization Equity Portfolio. Geewax will replace Clover Capital Management, Inc. ("Prior Manager"). Geewax will serve pursuant to the terms of a portfolio management agreement ("Geewax Agreement"), which is substantially the same as the corresponding agreement between the Trust and the Prior Manager except that the fee payable to Geewax will be calculated at the rate of .30 of 1% of that portion ("Geewax Account") of the assets of The Small Capitalization Equity Portfolio that may be, from time to time, allocated to Geewax by the Board. The fee payable to the Prior Manager is calculated at the rate of .45 of 1% of that portion of the assets of The Small Capitalization Equity Portfolio allocated to it. Geewax is expected to assume portfolio management responsibilities for the Geewax Account on April 1, 1998.

Shareholders of The Small Capitalization Equity Portfolio will be asked to approve the Geewax Agreement at a Special Meeting of Shareholders of that Portfolio on or before June 15, 1998. Under the Investment Company Act of 1940 "Investment Company Act"), if shareholder approval of the Geewax Agreement is not obtained within 120 days of the date on which the Geewax Agreement becomes effective, the Geewax Agreement will terminate. If the Geewax Agreement is approved by the shareholders of the Small Cap Portfolio, however, the Geewax Agreement will remain in force until April 1, 2000. The Geewax Agreement will continue in effect from year to year thereafter in accordance with its terms for so long as it is approved annually by the Trust's Board of Trustees.

Geewax is a Pennsylvania general partnership whose general partners are John J. Geewax and Bruce Terker. The firm's the principal offices are located 99 Starr Street, Phoenixville, Pennsylvania 19460. As of February 28, 1998, Geewax, managed total assets of approximately $ 2.8 billion, of which $288 million are assets of registered investment companies. Such investment companies invest primarily in equity securities but have investment policies and strategies that are different from those of the Small Cap Portfolio. John Geewax will be primarily responsible for providing day-to-day investment decisions for the Geewax Account. Mr. Geewax has been a general partner of Geewax, Terker & Co., since its founding in 1982.

THE GROWTH EQUITY PORTFOLIO: INVESTMENT ADVISORY ARRANGEMENTS.
--------------------------------------------------------------
Pursuant to the terms of an Investment Management Agreement ("GSAM Agreement") approved by the by the Board at its meeting held on September 12, 1997, Goldman Sachs Asset Management ("GSAM") commenced serving as an Investment Manager for The Growth Equity Portfolio on October 1, 1997. For its services under its agreement with

THE HIRTLE CALLAGHAN TRUST
MAY 6, 1998 SUPPLEMENT TO THE PROSPECTUS OF SEPTEMBER 15, 1997

the Trust ("GSAM Agreement"), GSAM will receive a fee, based on the average daily net asset value of that portion of the Portfolio's assets managed by it, at an annual rate of 0.30%. The GSAM Agreement is subject to approval by the shareholders of The Growth Equity Portfolio, which approval must be obtained within 120 days of the effective date of the GSAM Agreement.

At its meetings held on September 12, 1997, and on November 4, 1997, the Board also conditionally approved an amendment to the GSAM Agreement ("Performance Fee Amendment"). Under the Performance Fee Amendment, GSAM would be compensated based, in part, on the investment results achieved by it. Under the amendment, Portfolio Manager will receive a fee, payable quarterly, at the annual rate of
 .30% of the average daily net asset value of the Account, ("Base Fee"). After an initial one year period, the Base Fee would be increased or decreased at an annual rate of 25% of the net value added by GSAM over the total return of the Russell 1000 Growth Index during the 12 months immediately preceding the calculation date. GSAM's total compensation under the Amended Agreement would not exceed 50 basis points with respect to any 12 month period; the minimum annual fee that would be payable to GSAM under the amended agreement is 10 basis points. The Performance Fee Amendment will not become effective unless such amendment is approved by the shareholders of The Growth Equity Portfolio. In addition, the Performance Fee Amendment will not take effect unless and until certain relief is obtained from the Securities and Exchange Commission ("SEC") from certain rules adopted by the SEC. The relief sought would permit the proposed performance compensation to be based on the gross performance of that portion of the Portfolio's assets assigned by the Board to GSAM. There can be no assurance that the SEC will grant such relief.

As of August 31, 1997, GSAM, together with its affiliates, managed total assets of in excess of $124.1 billion. Robert C. Jones, Victor Pinter and Kent Clark will be responsible for making day-to-day investment decisions for that portion of The Growth Equity Portfolio allocated to GSAM. Mr. Jones, a chartered financial analyst and Managing Director of GSAM has been a officer and investment professional with GSAM since 1989. Mr. Pinter, Vice President joined GSAM in 1990. Mr. Clark, a Vice President of GSAM, joined the firm in 1992; prior to 1992, he was studying for a Ph.D. in finance at the University of Chicago. GSAM, the principal offices of which are located at One New York Plaza, New York, New York, 10004, is a separate operating division of Goldman, Sachs & Co.

THE GROWTH EQUITY PORTFOLIO: INVESTMENT PRACTICES.
--------------------------------------------------
The Growth Equity Portfolio may also invest in certain instruments known as Standard & Poor's Depositary Receipts or "SPDRs" as part of its overall hedging strategies. Such strategies are designed to reduce certain risks that would otherwise be associated with the investments in the types of securities in which the Portfolio invests and/or in anticipation of future purchases, including to achieve market exposure pending investment, provided that the use of such strategies are not for speculative purposes and are otherwise consistent with the investment policies and restrictions adopted by the Portfolio.

SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange). The UIT will issue SPDRs in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the Standard & Poor's 500 Composite Stock Price Index ("S&P Index"), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit.

SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, the Portfolio must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a

THE HIRTLE CALLAGHAN TRUST
MAY6, 1998 SUPPLEMENT TO THE PROSPECTUS OF SEPTEMBER 15, 1997

Creation Unit that day.

The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Funds could result in losses on SPDRs. Trading in SPDRs involves risks similar to those risks involved in the writing of options on securities.

THE VALUE EQUITY PORTFOLIO: INVESTMENT ADVISORY ARRANGEMENTS.
-------------------------------------------------------------
At a special meeting of the Board of Trustees held on November 21, 1997, the Board conditionally approved an amendment to the Portfolio Management Agreement between the Trust and Institutional Capital Corporation ("ICAP"). Pursuant to the amendment, the fee payable to ICAP by The Value Equity Portfolio would, if approved by shareholders of that portfolio, be increased from .30% of the average net assets of that portion of the Portfolio managed by ICAP to .35% of such assets. The amendment will not be approved unless and until it is approved by the shareholder of The Value Equity Portfolio. It is currently anticipated that a meeting of the Portfolio's shareholders will be held for the purpose of considering the amendment to the ICAP Agreement on or before January 12, 1998.

ADMINISTRATION, DISTRIBUTION AND RELATED SERVICES.
--------------------------------------------------
At its meeting held on September 12, 1997, the Board also approved amendments to those agreements pursuant to which BISYS Fund Services, Inc. and certain of its affiliated companies ("BISYS") provide administration, transfer agency, accounting and distribution services to the Trust. At present, BISYS is compensated for its services under those agreements based on separate fee schedules. Effective October 1, 1997, the Trust will be provided with administration, transfer agency and fund accounting services for an all-inclusive fee payable. ("Omnibus Fee"). The Omnibus Fee is to be computed daily and paid monthly in arrears, at an annual rate of .10% of the aggregate average daily net assets of the Value Equity, Growth Equity, Small Capitalization Equity and International Equity Portfolios and of any additional portfolios that invest primarily in equity securities that may be created by the Trust in the future, and .08% of the aggregate average daily net assets of the Limited Duration Municipal Bond Portfolio and of any additional portfolios that invest primarily in debt securities that may be created in the future by the Trust.